                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             Tower Automotive, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                             TOWER AUTOMOTIVE, INC.
                             5211 CASCADE ROAD, SE
                          GRAND RAPIDS, MICHIGAN 49546

                                 April 24, 2003

To Our Stockholders:

     You are cordially invited to attend Tower Automotive, Inc.'s 2003 Annual Meeting of Stockholders which will be held on May 21, 2003, at 1:00 p.m. local time, at our Technical Center, 27175 Haggerty Road in Novi, Michigan.

     The official Notice of Meeting, Proxy Statement and Proxy are included with this letter. The proposal listed in the Notice of Meeting is more fully described in the Proxy Statement.

     Whether or not you plan to attend the Meeting in person, and regardless of the number of shares you own, please complete, sign, date and return the enclosed card promptly in the enclosed envelope. This will ensure that your shares are voted as you wish and that a quorum will be present.

                                          Sincerely,

                                          /s/ S.A. Johnson

                                          S. A. Johnson
                                          Chairman of the Board

                             TOWER AUTOMOTIVE, INC.
                                   NOTICE OF
                      2003 ANNUAL MEETING OF STOCKHOLDERS

TIME:            1:00 p.m. local time, May 21, 2003.

PLACE:           Tower Automotive Technical Center
                 27175 Haggerty Road
                 Novi, Michigan.

PROPOSALS:       (1) Election of nine directors; and to transact any other
                 proper business.

RECORD DATE:     Only holders of record at the close of business on April 18,
                 2003, are entitled to notice of and to vote on all proposals presented at the meeting and at any adjournments or postponements thereof. A list of such holders will be available prior to the meeting at our corporate office for examination by any stockholder for any purpose germane to the meeting.

                                          By Order of the Board of Directors,

                                          /s/ James N. DeBoer
                                          James N. DeBoer
                                          Secretary

Dated: April 24, 2003

                            YOUR VOTE IS IMPORTANT!

  TO VOTE YOUR SHARES, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY
          CARD OR COMPLY WITH THE PROCEDURES FOR VOTING BY TELEPHONE.

                             TOWER AUTOMOTIVE, INC.
                             5211 CASCADE ROAD, SE
                          GRAND RAPIDS, MICHIGAN 49546
                           -------------------------

                                PROXY STATEMENT
                           -------------------------

                      2003 ANNUAL MEETING OF STOCKHOLDERS
                                  MAY 21, 2003
                           -------------------------

     This Proxy Statement and accompanying Proxy are being furnished to the holders of common stock of Tower Automotive, Inc. in connection with the solicitation of Proxies on behalf of the Board of Directors of Tower Automotive for the Annual Meeting of Stockholders (the "Annual Meeting"), to be held on May 21, 2003, at 1:00 p.m. local time at our Automotive Technical Center, 27175 Haggerty Road in Novi, Michigan, and at any adjournments and postponements thereof. These Proxy materials are being mailed on or about April 24, 2003, to holders of record, on April 18, 2003, of the common stock.

     When you sign and return the enclosed Proxy and if no direction is indicated, such proxy will be voted FOR the slate of directors described below and, as to any other business as may properly be brought before the Annual Meeting and any adjournments or postponements thereof, in the discretion of the Proxy holders.

     Returning your completed Proxy will not prevent you from voting in person at the Annual Meeting should you be present and wish to do so. In addition, you may revoke your Proxy any time before it is voted, by written notice to our Secretary prior to the Annual Meeting, or by submission of a later-dated Proxy, or by the withdrawal of your Proxy and voting in person at the Annual Meeting.

     On April 18, 2003, there were 56,133,130 shares of our common stock outstanding. Each outstanding share of common stock entitles the holder thereof to one vote per share. The presence in person or by Proxy of at least 51% of such shares constitutes a quorum. Under Delaware law, abstentions are treated as present and entitled to vote and therefore have the effect of a vote against a matter. A broker non-vote on a matter is considered not entitled to vote on that matter and therefore is not counted in determining whether a matter requiring approval of a majority of the shares present and entitled to vote has been approved. Votes cast at the meeting or submitted by Proxy will be counted by inspectors of the meeting who will be appointed by us.

                             ELECTION OF DIRECTORS

     Our Board of Directors is currently comprised of nine members. Our Board has nominated and recommends the election of each of the nine nominees set forth below as a director, to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified. Each of the nominees is an incumbent director, previously elected by our stockholders, except for Mr. Anthony Fernandes. Our Board of Directors expects all nominees named below to be available for election. If any nominee is not available, the Proxy holders may vote for a substitute unless the Board of Directors reduces the number of directors.

     Directors will be elected at the Annual Meeting by a plurality of the votes cast at the meeting by the holders of shares represented in person or by Proxy. Accordingly, the nine individuals who receive the greatest number of votes cast by stockholders will be elected as directors. There is no right to cumulative voting on any matter.

     Our Board of Directors is committed to sound and effective corporate governance practices. Currently, a majority of our directors are independent, and each member of our Audit, Compensation and Governance Committees are independent under the New York Stock Exchange's current listing standards. Pending the adoption of the New York Stock Exchange listing standards regarding corporate governance matters, we plan to formalize our governance guidelines and principles.

     OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES TO THE BOARD OF DIRECTORS.

     The following sets forth information as to each nominee for election at the Annual Meeting, including age as of April 18, 2003, principal occupation and employment for a minimum of the past five years, directorships in other publicly held companies, and period of service as a director of Tower Automotive.

     S.A. (Tony) Johnson, 62, has served as Chairman and as a Director since April 1993. Mr. Johnson is the founder of Hidden Creek Industries ("Hidden Creek"), a private industrial management company based in Minneapolis which has provided certain management and other services to Tower Automotive. Mr. Johnson is also the Managing Partner of J2R Partners ("J2R"), an investment partnership that participated in the acquisition of R. J. Tower Corporation. Prior to forming Hidden Creek, Mr. Johnson served from 1985 to 1989 as Chief Operating Officer of Pentair, Inc., a diversified industrial company. From 1981 to 1985, Mr. Johnson was President and Chief Executive Officer of Onan Corp., a diversified manufacturer of electrical generating equipment and engines for commercial, defense and industrial markets. Mr. Johnson currently serves as a director of Dura Automotive Systems, Inc., a manufacturer of mechanical assemblies and integrated systems for the automotive industry, and served as Chairman and a director of Automotive Industries Holding, Inc., a supplier of automotive interior trim components, from May 1990 until its sale to Lear Corporation in August 1995.

     Dugald K. Campbell, 56, has served as our President, Chief Executive Officer and as a Director since December 1993. From 1991 to 1993, Mr. Campbell served as a consultant to Hidden Creek. From 1988 to 1991, he served as Vice President and General Manager of the Sensor Systems Division of Siemens Automotive, a manufacturer of engine management systems and components. From 1972 to 1988, Mr. Campbell held various executive, engineering and marketing positions with Allied Automotive, a manufacturer of vehicle systems and components and a subsidiary of AlliedSignal, Inc.

     Anthony G. Fernandes, 57, was nominated by the Board to serve as a Director beginning as of this year's annual meeting. Mr. Fernandes was Chairman, Chief Executive Officer and President of Philip Services Corporation, an industrial services and integrated metals recovery company, from 1999 to 2002. Prior to joining Philip Services, Mr. Fernandes worked at Atlantic Richfield Company for more than 30 years, including from 1994 to 1999 as Executive Vice President and director. In addition, from 1997 to 1998, he was chairman of ARCO Chemical, a publicly traded company owned 80% by Atlantic Richfield. Mr. Fernandes is a director of Baker Hughes Corporation, Cytec Industries, Inc., and Black and Veatch.

     Jurgen M. Geissinger, 43, has served as a Director since May 2000. Dr. Geissinger has served as President and Chief Executive Officer of INA Holding GmbH & Co. KG, a global manufacturer of bearings, linear guidance systems, automotive transmissions and engine systems since November 1998. From 1992 to October 1998, Dr. Geissinger served in various positions at ITT Automotive, most recently as Senior Vice President, with responsibility for the Brakes and Chassis Engineering Division worldwide.

     Ali Jenab, 40, has served as a Director since January 2001. Mr. Jenab is the President and Chief Executive Officer of VA Linux Systems, Inc. From February 2001 until July 2002, he served as its Chief Operating Officer. From August 2000, until February 2001, Mr. Jenab served as that company's Senior Vice President and General Manager, Systems Division. From 1983 through August 2000, Mr. Jenab held various positions at Amdahl Corporation, a provider of high-end integrated computing solutions.

     Joe Loughrey, 53, has served as a Director since November 1994. Mr. Loughrey joined Cummins, Inc. in 1974 and has served as Executive Vice President and President -- Engine Business since October 1999. Before then, Mr. Loughrey served as Executive Vice President and Group President -- Industrial and Chief Technical Officer from 1996 to 1999. Mr. Loughrey is also a director of Sauer-Danfoss, Inc., a worldwide leader in the design, manufacture and sale of engineered hydraulic systems and components.

     James R. Lozelle, 57, has served as a Director since May 1994. Mr. Lozelle served as Executive Vice President for Tower, with responsibility for our operations in Milwaukee, Wisconsin and Roanoke, Virginia, from April 1997 to January 1999. From the acquisition of Edgewood Tool and Manufacturing Company ("Edgewood") in May 1994 until March 1997, Mr. Lozelle served at the Tower Automotive Technical

Centers, with responsibility for advanced product development and customer service. Mr. Lozelle served as President of Edgewood from 1982 until it was acquired by us.

     Georgia R. Nelson, 53, has served as a Director since May 2001. Ms. Nelson has served as President of Midwest Generation EME, LLC, an Edison International company since it was established in 1999 as a subsidiary of Edison Mission Energy. Midwest Generation is a wholesale power generation company. Since January 1, 2002, Ms. Nelson has served as General Manager of Edison Mission Energy -- Americas, a global independent power operating, development and trading company. From 1996 to 1999, Ms. Nelson was Senior Vice President of Worldwide Operations and Division President of the Americas region of Edison Mission Energy. From 1993 to 1996, she served as Senior Vice President of Southern California Edison, a large U.S. electric utility.

     Enrique Zambrano, 47, has served as a Director since December 1997. Mr. Zambrano has served as Chief Executive Officer and a director of Proeza, S.A. de C.V., a diversified international company that has operations primarily in the automotive and citrus juice processing industries, since 1988. Mr. Zambrano is also a director of IMSA, a steel processing company, SENDA, a leading regional transportation company, XIGNUX, a Mexican private industrial conglomerate, and ITESM, the largest private University in Mexico.

     There are no family relationships between any of the directors, nominees, or any of our executive officers.

BOARD AND COMMITTEE MEETINGS

     Our Board of Directors held eleven meetings (exclusive of committee meetings) during 2002. During 2002, each director attended at least 75% of the meetings of the Board of Directors and any committees on which such director served. The Board of Directors has established the following committees, the functions and current members of which are noted below.

     Executive Committee. The Executive Committee consists of S.A. Johnson (Chairman) and Dugald K. Campbell. The Executive Committee has all the power and authority vested in or retained by the Board of Directors, and may exercise such power and authority in such manner as it shall deem for our best interest in all cases in which specific direction shall not have been given by the Board of Directors, and subject to any specific limitations imposed by law or a resolution of the Board of Directors. The Executive Committee met five times during the preceding fiscal year.

     Compensation Committee. The Compensation Committee consists of Joe Loughrey (Chairman), Jurgen M. Geissinger, Ali Jenab, and Georgia Nelson. During the last fiscal year, the Compensation Committee made recommendations to the Board of Directors with respect to salaries, compensation and benefits of our directors and executive officers, and granted options under the Long-Term Incentive Plan (the "Plan") to purchase our common stock. The Compensation Committee met seven times during the preceding fiscal year.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee (formerly the Nominating Committee) consists of Georgia Nelson (Chairperson), Joe Loughrey, and James R. Lozelle. This Committee is responsible for (1) recommending qualifications and standards to serve as a director, (2) identifying and recommending individuals qualified to become one of our directors, and (3) developing, recommending and reviewing corporate governance standards and policies. This Committee met once last year.

     Audit Committee. The Audit Committee of the Board of Directors consists of James R. Lozelle (Chairman), Jurgen M. Geissinger, Ali Jenab, and Georgia Nelson. This Committee, composed entirely of independent directors under the applicable NYSE listing standards, is responsible for overseeing management's reporting practices and internal controls on behalf of the Board of Directors. The Committee is also responsible for recommending to our Board of Directors the independent public accountants to audit our financial statements. The full responsibilities of the Committee are set forth in its Audit Committee Charter (a copy of which is attached as Appendix A to this Proxy Statement), which was amended and restated by the Board of Directors on December 18, 2002. The Audit Committee met twelve times during 2002.

     On February 18, 2003, the Audit Committee submitted to the Board the following report:

          We have reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2002.

          We have discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants.

          We have received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as amended, by the Independence Standards Board, and have discussed with the auditors the auditors' independence.

          Based on the reviews and discussions referred to above, we recommend to the Board of Directors that the financial statements referred to above be included in the Company's Form 10-K Report for the year ended December 31, 2002.

          In issuing this report, we note that management is responsible for the Company's financial reporting process, including its systems of internal control, and for the preparation of financial statements in accordance with generally accepted accounting principles. The Company's independent auditors are responsible for auditing those financial statements. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We have relied, without independent verification, on management's representation that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles and on the representations of the independent auditors included in their report on the Company's financial statements. Our discussions with management and the independent auditors do not assure that the financial statements are presented in accordance with generally accepted accounting principles, that the audit of our Company's financial statements has been carried out in accordance with generally accepted auditing standards or that the Company's independent accountants are in fact "independent."

         James R. Lozelle (Chairman)
         Jurgen M. Geissinger
         Ali Jenab
         Georgia Nelson

COMPENSATION OF DIRECTORS

     For service in 2002, our nonemployee directors ("Outside Directors") each received an annual retainer of $75,000. All, none, or a portion of the retainer, but in increments of not less than 25%, may be deferred under our Director Deferred Stock Purchase Plan. Deferred amounts are payable only in shares of our common stock. In addition, we pay Mr. Johnson an annual fee of $200,000 for his services as Chairman of the Board.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors, and persons who beneficially own more than 10% of a registered class of our equity securities, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors, and greater than 10% beneficial owners also are required by rules promulgated by the SEC to furnish us with copies of all Section 16(a) forms they file.

     Based solely upon a review of the copies of such forms furnished to us, or written representations that no Form 5 filings were required, we believe that during the period from January 1, 2002, through December 31, 2002, all Section 16(a) filing requirements applicable to our officers, directors, and greater than 10% beneficial owners were complied with.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On June 20, 2002, our Board of Directors, with the unanimous recommendation of our Audit Committee of the Board, dismissed Arthur Andersen LLP ("Andersen") as our independent public accountants. The audit reports of Andersen on our consolidated financial statements for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

     During our fiscal years ended December 31, 2001 and 2000, and through the date of Andersen's dismissal (a) there were no disagreements with Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused Andersen to make reference to the subject matter of such disagreement in connection with Andersen's report on our consolidated financial statements for such years; and (b) there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

     We provided Andersen with a copy of the foregoing disclosures, and Andersen in turn provided a letter, dated June 20, 2002, stating its agreement with such statements.

     Also on June 20, 2002, our Board of Directors, with the unanimous recommendation of our Audit Committee, appointed Deloitte & Touche LLP ("Deloitte & Touche") as our independent public accountant for our fiscal year ended December 31, 2002. During fiscal 2000 and 2001, and through the date we appointed Deloitte & Touche as our accountant, neither us nor anyone acting on our behalf consulted Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, or any other matters or reportable events listed in Item 304(a)(2)(ii) of Regulation S-K.

     The Board of Directors, upon recommendation of the Audit Committee, has appointed Deloitte & Touche, as independent public accountants, to audit our consolidated financial statements for the year ending December 31, 2003, and to perform other appropriate and permitted services as directed by our management and the Board of Directors. Representatives of Deloitte & Touche will be present at the annual meeting with the opportunity to make a statement if they desire and will be available to respond to questions following the conclusion of the meeting.

                DISCLOSURE OF FEES PAID TO INDEPENDENT AUDITORS

     Aggregate fees billed to us for the fiscal year ended December 31, 2002 by our principal accounting firm, Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte & Touche") were as follows:

Audit Fees(a)...............................................  $  960,150
                                                              ==========
Financial Information Systems Design and Implementation.....  $        0
                                                              ==========
Other
  Audit Related Fees(b).....................................     140,129
  Other Fees(c).............................................   1,005,737
                                                              ----------
     Total all other fees(d)................................  $1,145,866
                                                              ==========

-------------------------

(a) Includes $942,150 paid to Deloitte & Touche for services rendered for the annual audit of our consolidated financial statements for 2002 and quarterly reviews of the financial statements included in our Form 10-Q Reports, and $18,000 paid to Andersen for its review of the Company's Form 10-Q Report for the first quarter of 2002.

(b) Includes fees for statutory audits of subsidiaries, accounting consultation, and various attest services under professional standards.

(c)  Consists primarily of fees paid for tax services.

(d) The Audit Committee has considered whether the provision of these services described above under all other fees is compatible with maintaining the independence of Deloitte & Touche. Following the adoption of the Sarbanes-Oxley Act and the rules promulgated thereunder, our principal accounting firm is proscribed from offering certain services to us. None of those proscribed services were provided to us in 2002.

                                 OTHER BUSINESS

     At the date of this Proxy Statement, we have no knowledge of any business other than that described above that will be presented at the Annual Meeting. If any other business should properly be brought before the Annual Meeting and any adjournments or postponements of the meeting, the Proxies will be voted in the discretion of the proxy holders.

                   OWNERSHIP OF TOWER AUTOMOTIVE COMMON STOCK

     Unless otherwise noted, the following table sets forth certain information regarding ownership of common stock as of April 18, 2003, by (i) the beneficial owners of more than 5% of our common stock, (ii) each director, director nominee, and named executive officer, and (iii) all of our directors and executive officers as a group. To our knowledge, each of such stockholders has sole voting and investment power as to the shares shown unless otherwise noted. Beneficial ownership of the common stock listed in the table has been determined in accordance with the applicable rules and regulations promulgated under the Securities Exchange Act of 1934.

                                                                BENEFICIAL OWNERSHIP OF
                                                                    COMMON STOCK(1)
                                                                -----------------------
                                                                NUMBER OF    PERCENT OF
          DIRECTORS, OFFICERS AND 5% STOCKHOLDERS                SHARES        CLASS
          ---------------------------------------               ---------    ----------
S.A. Johnson(2).............................................      323,392          *
Dugald K. Campbell(2)(3)....................................      707,398        1.3%
James W. Arnold(2)..........................................       92,308          *
Anthony Barone(2)...........................................      198,786          *
Tom G. Pitser(2)............................................      138,434          *
Antonio Zarate(2)...........................................       22,104          *
Anthony G. Fernandes........................................            0          0
Jurgen M. Geissinger(2).....................................       10,753          *
Ali Jenab(2)................................................        6,371          *
Joe Loughrey(2).............................................       82,298          *
James R. Lozelle(2).........................................      322,783          *
Georgia Nelson(2)...........................................       17,873          *
Enrique Zambrano(2).........................................       25,080          *
Dimensional Funds Advisors, Inc.(4).........................    3,699,100        6.6%
State of Wisconsin Investment Board(5)......................    5,835,800       10.4%
Wellington Management Company, LLP(6).......................    1,348,300        2.4%
All Directors and Officers as a group (18 persons)..........    2,191,215        3.9%

-------------------------
  *  Less than one percent.

 (1) The number of shares includes shares that may be purchased under options that are exercisable in 60 days. The percent of class is calculated based on the number of shares outstanding plus such option shares.

 (2) Includes the following number of shares issuable as deferred compensation for the following individuals: Mr. Johnson -- 25,080; Mr.
     Campbell -- 72,118; Mr. Arnold -- 13,435; Mr. Barone -- -0-; Mr.
     Pitser -- 4,885; Mr. Zarate -- 3,604; Mr. Geissinger -- 10,753; Mr.
     Jenab -- 6,371; Mr. Loughrey -- 17,298; Mr. Lozelle -- 14,198; Ms.
     Nelson -- 17,873; and Mr. Zambrano -- 25,080.

 (3) Includes 256,861 shares held in trusts, of which Mr. Campbell or his wife are the trustees. Mr. Campbell disclaims beneficial ownership of the shares held in trust.

 (4) Dimensional Fund Advisors, Inc. reported as of February 3, 2003, sole voting and dispositive power with respect to 3,699,100 shares of Common Stock. The address for Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, 11th Floor, Santa Monica, California 90401.

 (5) The State of Wisconsin Investment Board reported as of February 14, 2003, sole voting and dispositive power with respect to 5,835,800 shares of Common Stock. The address of the Board is P.O. Box 7842, Madison, Wisconsin 53707.

 (6) Wellington Management Company, LLP reported as of February 14, 2003, shared voting power with respect to 918,200 shares of Common Stock and shared dispositive power with respect to 1,348,300 shares of Common Stock. The address for Wellington Management Company, LLP is 75 State Street, Boston, MA 02109.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation packages for the years ended December 31, 2002, 2001, and 2000 for our chief executive officer's and the four other most highly compensated executive officers (the "Named Executive Officers").

                                                                             LONG-TERM
                                          ANNUAL COMPENSATION               COMPENSATION
                                   ----------------------------------   --------------------
                                                         OTHER ANNUAL   OPTIONS                 ALL OTHER
         NAME AND                   SALARY     BONUS     COMPENSATION   GRANTED      LTIP      COMPENSATION
    PRINCIPAL POSITION      YEAR    ($)(1)     ($)(2)        ($)        (#)(3)    PAYOUTS(4)      ($)(5)
    ------------------      ----    ------     ------    ------------   -------   ----------   ------------
Dugald K. Campbell........  2002   $697,917   $735,885     $     0      165,000       $0         $ 62,442
  President and Chief       2001    637,083    805,000           0      165,700        0           19,124
  Executive Officer         2000    543,756          0           0      200,000        0            6,578
Anthony A. Barone.........  2002    344,375    220,000           0       50,000        0           26,524
  Vice President(6)         2001    336,875    340,000           0       45,000        0           11,560
                            2000    277,082          0           0       75,000        0            5,374
Tom G. Pitser.............  2002    271,667    205,000           0       35,000        0           20,372
  Vice President            2001    256,873    161,250           0       22,000        0            7,835
                            2000    264,186          0           0       65,000        0            5,312
James W. Arnold...........  2002    264,583    139,500           0       30,000        0              883
  Vice President            2001    273,150    250,000      21,140       22,000        0           10,668
                            2000    219,708          0           0       65,000        0            8,934
Antonio Zarate............  2002    262,917    184,000           0       30,000        0          162,926
  Vice President(7)         2001    260,000    200,000           0       22,000        0          145,297
                            2000    162,500          0           0       65,000        0            5,299

-------------------------
(1) Includes amounts deferred by employees under our 401(k) employee savings plan, pursuant to Section 401(k) of the Internal Revenue Code.

(2) Represents amounts earned under our annual bonus plan, but excludes amounts foregone at the election of the Named Executive Officer and payable in shares of our Common Stock under our Key Leadership Deferred Income Stock Purchase Plan, as reported in the Long-Term Incentive Plan table.

(3) The options vest ratably over four years commencing with the first anniversary of the grant date.

(4) The LTIP payout for performance under the Long-Term Performance Cash Plan for the 2001-2002 period has not been determined. Fifty percent of any bonus for that period is payable in 2003; however, the peer group results necessary to determine that bonus have not been compiled as of the date of mailing of this Proxy Statement.

(5) The amounts disclosed in this column include: (a) amounts contributed to our 401(k) plan and supplement retirement plan, and (b) dollar value of premiums paid by us for term life insurance on behalf of the named executive officers as follows:

                                                                          2002       2001      2000
                                                                          ----       ----      ----
    D.K. Campbell...............................................  (a)   $ 60,117   $ 16,700   $4,375
                                                                  (b)      2,325      2,424    2,203
    A.A. Barone.................................................  (a)     25,375     10,200    4,333
                                                                  (b)      1,149      1,360    1,041
    T.G. Pitser.................................................  (a)     19,467      6,800    4,316
                                                                  (b)        905      1,035      996
    J.W. Arnold.................................................  (a)          0      9,717    8,409
                                                                  (b)        883        951      525
    A. Zarate...................................................  (a)    137,000    137,000        0
                                                                  (b)     25,926      8,297    5,299

(6) Mr. Barone's employment by the Company is scheduled to terminate as of May 31, 2003.

(7) Mr. Zarate began his employment with the Company in May 2000.

OPTION GRANT TABLE

     The following table shows all grants of options to acquire shares of our common stock to the Named Executive Officers under the Stock Option Plan during the last fiscal year.

                       OPTION GRANTS IN LAST FISCAL YEAR

                          NUMBER OF                                              POTENTIAL REALIZABLE VALUE AT
                          SECURITIES    % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                          UNDERLYING     OPTIONS                                   STOCK PRICE APPRECIATION
                           OPTIONS      GRANTED TO     EXERCISE                       FOR OPTION TERM(2)
                           GRANTED     EMPLOYEES IN      PRICE      EXPIRATION   -----------------------------
          NAME              (#)(1)     FISCAL YEAR    (PER SHARE)      DATE           5%              10%
          ----            ----------   ------------   -----------   ----------        --              ---
D.K. Campbell...........   165,000        19.2%         $13.75       05/15/12     $1,426,805      $3,615,803
A.A. Barone.............    50,000         5.8%          13.75       05/15/12        432,365       1,095,698
T.G. Pitser.............    35,000         4.1%          13.75       05/15/12        302,656         766,989
J.W. Arnold.............    30,000         3.5%          13.75       05/15/12        259,419         657,419
A. Zarate...............    30,000         3.5%          13.75       05/15/12        259,419         657,419

-------------------------
(1) These options vest ratably over four years commencing one year from the date of grant.

(2) Amounts reflect certain assumed rates of appreciation set forth in the executive compensation disclosure rules of the Securities and Exchange Commission. Actual gains, if any, on stock option exercises depend on future performance of our common stock and overall stock market conditions. No assurances can be made that the amounts reflected in these columns will be achieved.

OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table provides information on the exercise of stock options during 2002 by the Named Executive Officers and the aggregate number and value of unexercised options held by each Named Executive Officer, as of December 31, 2002.

                   AGGREGATED OPTION EXERCISES IN LAST FISCAL
                        YEAR AND YEAR-END OPTION VALUES

                                                                  NUMBER OF           VALUE OF
                                                                 UNEXERCISED     UNEXERCISED IN-THE-
                                                                 OPTIONS AT         MONEY OPTIONS
                                                                 YEAR-END(#)         YEAR-END($)
                                     SHARES                    ---------------   -------------------
                                   ACQUIRED ON      VALUE       EXERCISABLE/        EXERCISABLE/
              NAME                  EXERCISE     REALIZED($)    UNEXERCISABLE       UNEXERCISABLE
              ----                 -----------   -----------    -------------       -------------
D.K. Campbell....................      -0-           -0-       274,100/256,600           0/0
A.A. Barone......................      -0-           -0-        92,250/78,750            0/0
T.G. Pitser......................      -0-           -0-        68,500/53,500            0/0
J.W. Arnold......................      -0-           -0-        67,250/49,750            0/0
A. Zarate........................      -0-           -0-        18,500/33,500            0/0

                            LONG-TERM INCENTIVE PLAN

     The following table provides information on the number of restricted stock units credited to the Named Executive Officers as the result of the deferral of amounts otherwise payable as bonus compensation for 2002.

                                                        NUMBER OF SHARES,        PERFORMANCE OR OTHER
                                                         UNITS OR OTHER         PERIOD UNTIL MATURATION
                      NAME                                RIGHTS(#)(1)               OR PAYOUT(2)
                      ----                              -----------------       -----------------------
D.K. Campbell....................................              -0-                        --
A.A. Barone......................................              -0-                        --
T.G. Pitser......................................              -0-                        --
J.W. Arnold......................................               (1)                     3 years
A. Zarate........................................              -0-                        --

-------------------------
(1) Represents the number of units credited to a colleague's account under the terms of our Key Leadership Deferred Income Stock Purchase Plan (the "DISP Plan"). Under the terms of the DISP Plan, participants may elect to defer all or a portion (but not less than 25%) of their cash bonus payment. Deferred amounts are credited in stock units, based on the value of our stock as of the end of the month in which the bonus would have been paid to the colleague. Stock units are payable only in shares of our common stock. None of the Named Executive Officers deferred any bonus compensation for 2002, other than Mr. Arnold, who deferred $46,500 of his 2002 bonus. The number of units to be credited to Mr. Arnold's account will be based upon the fair market value of our stock as of April 30, 2003, as required under the terms of the DISP Plan.

(2) Under the terms of the DISP Plan, the number of restricted stock units credited to a participant's basic account is required to equal the amount of the deferred bonus, divided by the value of a share of our common stock on the last day of the month in which the cash bonus would otherwise be paid. In addition, participants are concurrently credited with additional stock units to a separate Premium Account equal to one-third of the number of the restricted stock units credited to his or her basic account. Restricted stock units credited to this Premium Account do not vest until the 15th day of December of the second plan year following the year the units are credited to a participant's account, provided that the participant is then a colleague of the Company. The DISP Plan allows for accelerated vesting in the event of a participant's death, disability, retirement or termination during a period of 24 months following a change in control of the Company.

INDEBTEDNESS OF MANAGEMENT

     During 2002, the Company extended a personal loan in the amount of $100,000 to Mr. Pitser. As of year end, the total amount of that loan was repaid, in full.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

     The following has been submitted by the Compensation Committee:

GENERAL EXECUTIVE OFFICER COMPENSATION POLICIES

     The Compensation Committee, which was established in connection with Tower Automotive's initial public offering of Common Stock in August 1994, is responsible for developing and recommending executive compensation policies to the Board of Directors. The Compensation Committee believes that executive compensation should be related to performance relative to the industry and in creating long-term value for stockholders. The executive officer compensation program has been designed to attract and retain highly qualified and motivated colleagues and to reward superior performance.

     The combination of both cash compensation (salary and bonus) and equity-based compensation are intended to encourage and reward near-term objectives, such as financial performance, and long-term goals, such as continuous improvement in customer and colleague satisfaction, and the growth and prosperity of Tower Automotive and our stockholders.

SALARY AND BONUS

     In general, the base salaries of our executive officers are established at market rates with appropriate adjustments for experience and performance. Each year, the Committee reviews compensation data from outside consultants, available survey information and data from companies of comparable size and performance in ascertaining comparable salary rates. To provide performance incentives annual and long-term cash awards are payable based on performance compared to certain predetermined goals established and approved by the Board of Directors.

     The annual bonus program is intended to incent and reward performance relative to the achievement of predetermined annual goals comprised of three principal factors. First, the Committee establishes a target for each colleague expressed as a percentage of salary. Second, a financial performance factor is determined based on performance compared to the Company's annual financial objectives. The third factor measures team performance relative to company goals. The bonus is payable only if the minimum financial performance target is achieved. The bonus is also subject to adjustment for individual performance, based upon predetermined leadership development objectives, individual performance and other special circumstances.

     The achievement of team objectives is based on measures of progress toward annual and long-term goals, consistent with our approach to values-based leadership. Achievement is based on measures of customer satisfaction, colleague satisfaction, and Company growth and prosperity. The goal of Company growth and prosperity is primarily focused on progress toward obtaining new customers, extending our global presence, and achieving desired diversification in customer, geographic and product mix.

     For 2002, under the annual performance plan, the financial performance factor was based upon targeted return on invested capital. Based upon the Company's results for 2002, management achieved a financial performance factor of 90% and a team performance of 115% on a scale of 0-150%.

LONG-TERM INCENTIVE PLANS

     The Long-Term Incentive Plan is intended to incent and reward performance to create shareholder value and is comprised of a Long-Term Performance Cash Plan and Long-Term Equity Incentives.

     The initial performance period under our Performance Cash Plan began January 2001 and ended December 31, 2002. Performance during this period was based upon the achievement of predetermined targets measuring operational free cash flow as a return on invested capital ("cash flow return"). Operational free cash flow is defined as income before taxes and joint venture and minority interests, plus interest, depreciation, amortization, pre-tax equity earnings of affiliates and restructuring charges. Invested capital is defined as the average quarterly invested capital for the performance period, net of the impact of restructuring and impairment charges. The actual payout is based upon cash flow achievement relative to predetermined goals, as well as cash flow achievement relative to our peer group. Each of these factors are weighted 50%.

     As of the date of this report, the determination of the Long-Term Performance Cash Plan for 2001 and 2002 is subject to the completion of peer group results. Fifty percent of each participant's award is payable in 2003, with the balance held in an interest account under the Plan and subject to forfeiture. That amount is not payable unless the colleague stays with the Company until the date the payment is made. The amount that is currently payable may be paid in cash, installments or deferred either under the Key Leadership Deferred Income Stock Purchase Plan or the Supplemental Retirement Plan.

     The long-term equity incentives consist of awards under the Long-Term Incentive Plan administered by the Committee. Under the Plan, options are granted at an exercise price equal to the price of our stock on the date the options are granted. The Committee believes that this Plan aligns management's long-term interests with stockholder interests, as the ultimate compensation is based upon stock performance. The Committee also believes the Plan is a cost effective method of providing key management with long-term compensation. The Committee approves the colleagues who participate in the Plan, based upon recommendations by the Chairman of the Board of Directors and the Chief Executive Officer. The Committee determines the number of option shares to be granted to each colleague based upon market survey data, individual performance, and responsibility.

     The income tax laws of the United States limit the amount the Company may deduct for compensation paid to the Company's Named Executive Officers. Certain compensation that qualifies as "performance-based" under IRS guidelines is not subject to this limit. Stock options granted under the Company's stock option plan, as well as the amounts earned under our Performance Cash Plan, are designed to qualify as performance-based compensation, thereby permitting the Company to deduct the related expenses. To maintain flexibility in compensating executive officers in a manner that best incents our leaders, the Committee has not adopted a policy that all compensation must be deductible. However, the Compensation Committee will continue to work to structure components of its executive compensation to achieve the maximum deductibility under the Internal Revenue Code in a manner consistent with its compensation goals and the Company's values.

CHIEF EXECUTIVE OFFICER COMPENSATION

     In October of 2002, the salary of Dugald K. Campbell, Tower Automotive's Chief Executive Officer, was set at $790,000, based upon the factors described above for establishing the salaries of our executive officers. Mr. Campbell's bonus under the annual bonus program, as well as the Performance Cash Plan, is determined under the same criteria used for other executive officers, except that the evaluation of whether the predetermined goals and criteria have been satisfied are determined by the Committee or the Board of Directors. During 2002, Mr. Campbell was granted an option to purchase 165,000 shares of our common stock, at an exercise price equal to the market value on the date of grant.

     The foregoing report has been approved by all members of the Compensation Committee.

                                          Compensation Committee:

                                          Joe Loughrey
                                          Jurgen M. Geissinger
                                          Ali Jenab
                                          Georgia Nelson

                               PERFORMANCE GRAPH

     The following graph compares our cumulative total stockholder return since December 31, 1997, with the Standard & Poor's 500 Index and with the OEM Automotive Supplier Composite Index. The OEM Automotive Supplier Composite Index consists of the following: Amcast Industrial Corporation, Autoliv, Inc., ArvinMeritor, Inc., American Axle & Manufacturing Holdings, Borg-Warner Automotive, Inc., Collins & Aikman Corporation, Dana Corporation, Decoma International Inc., Delphi Automotive Systems, Dura Automotive Systems, Inc., Eaton Corporation, Federal-Mogul Corporation, Gentex Corporation, Hayes Lemmerz International, Inc., Intier Automotive, Inc., Intermet Corporation, Johnson Controls, Inc., Lear Corporation, Magna International Inc., Methode Electronics, Inc., Modine Manufacturing Company, Shiloh Industries, Inc., Stoneridge, Inc., STRATTEC Security Corporation, Superior Industries International, Inc., Tesma International, Inc., and Visteon Corporation. The comparison is based on the assumption that $100.00 was invested on December 31, 1997, in each of the common stocks, the Standard & Poor's 500 Index ("S&P 500 Index"), and the OEM Automotive Supplier Composite Index with dividends reinvested.

       COMPARISON OF TOTAL RETURN AMONG STANDARD & POOR'S 500 INDEX, OEM
         AUTOMOTIVE SUPPLIER COMPOSITE INDEX AND TOWER AUTOMOTIVE, INC. [PERFORMANCE GRAPH]

                                                           TWR                    OEM SUPPLIERS                  S&P 500
                                                           ---                    -------------                  -------
12/31/97                                                100.0000                    100.0000                    100.0000
12/31/98                                                118.5736                    110.7461                    126.6686
12/31/99                                                 73.4027                    101.0585                    151.4020
12/31/00                                                 42.7935                     70.8304                    136.0510
12/31/01                                                 42.9361                     90.4972                    118.3063
12/31/02                                                 21.3967                     85.9892                     90.6629

                         OTHER COMPENSATORY AGREEMENTS

     S.A. Johnson is a partner in Hidden Creek Industries. During 2002, we made payments to Hidden Creek Industries for certain acquisition related assistance, such as initiating contacts, due diligence, financing, contract negotiation and modeling, and for various other management services, totaling approximately $600,000.

                      SUBMISSION OF STOCKHOLDER PROPOSALS
                          FOR THE 2004 ANNUAL MEETING

     Proposals of stockholders intended to be presented at the Annual Meeting in 2004 must be received by the secretary of Tower Automotive, Inc., 5211 Cascade Road, SE, Grand Rapids, Michigan 49546, not later than December 26, 2003, to be considered for inclusion in our 2004 Proxy materials. As of April 24, 2003, no proposals to be presented at the 2003 Annual Meeting had been received by us. If we receive notice of a stockholder proposal after March 9, 2004, the persons named as proxies for the 2004 Annual Meeting of Stockholders will have discretionary voting authority to vote on that proposal at that meeting.

                             ADDITIONAL INFORMATION

     This solicitation is being made by us. We will bear all expenses in connection with this solicitation. We will request brokerage firms, nominees, custodians and fiduciaries to forward Proxy materials to the beneficial owners of shares held of record by such persons, and will reimburse such persons and our transfer agent for their reasonable out-of-pocket expenses in forwarding such materials.

     We will furnish without charge to each person whose Proxy is being solicited, upon the written request of any such person, a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2002, as filed with the SEC, including the financial statements. Requests for copies of such Annual Report on Form 10-K should be directed to: Tower Automotive, Inc., 5211 Cascade Road, SE, Grand Rapids, Michigan 49546.

     PLEASE COMPLETE THE ENCLOSED PROXY AND MAIL IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE AS SOON AS POSSIBLE, OR COMPLY WITH THE PROCEDURES FOR VOTING BY TELEPHONE.

                                          By Order of the Board of Directors,

                                          /s/ James N. DeBoer
                                          James N. DeBoer
                                          Secretary

April 24, 2003

                                   APPENDIX A
              AMENDED AND RESTATED CHARTER OF THE AUDIT COMMITTEE

I. PURPOSE

     The primary function of the Audit Committee is to assist the Board by overseeing (1) the quality and integrity of the Company's accounting, auditing and reporting practices, (2) the performance of the Company's internal audit function and independent auditor, and (3) the Company's disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board of Directors have established.

     The Audit Committee shall provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditor and the Board of Directors.

II. MEMBERSHIP

     A. Independence -- The Audit Committee shall be comprised of three or more members, each of whom (1) must qualify as an independent director under the listing standards of the New York Stock Exchange and Section 301 of the Sarbanes-Oxley Act, and (2) shall be free from any relationship to the Company that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic financial and accounting practices and at least one member of the Committee shall be a "financial expert" in compliance with the criteria established by the Securities and Exchange Commission.

     B. Appointment -- The members shall be nominated by the Nominating and Corporate Governance Committee and appointed annually to one-year terms by the Board. The Nominating and Corporate Governance Committee shall recommend, and the Board shall designate, one member of the Audit Committee as Chair.

     C. Limitations -- A member of the Audit Committee shall not simultaneously serve on the audit committee of more than two other public companies.

III. MEETINGS

     Meetings of the Audit Committee shall be subject to the Committee procedure rules set forth in the Company's Bylaws, rules established by the Board, and its own rules of procedure, which shall be consistent with those Bylaws and the following:

          A. The Audit Committee shall meet at least four (4) times annually and more frequently as circumstances require. Each regularly scheduled meeting of the Committee shall conclude with an executive session of the Committee, absent members of management and on such terms and conditions as the Committee may elect. In addition, the Committee may meet periodically with management, the head of the Company's internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or the internal audit department or independent auditors believe should be discussed privately.

          B. Following each of its meetings, the Audit Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Audit Committee.

          C. The Audit Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

IV. RESPONSIBILITIES, DUTIES AND AUTHORITY

     The Audit Committee shall have the following responsibilities, duties and authority:

          A. Document and Report Review

             1. Review and update this Charter periodically or as conditions dictate (at least, annually).

             2. Review the Company's annual financial statements and any reports or other financial information submitted to any governmental body or to the public, including any report issued by the independent accountants.

             3. Review the summary report of the internal auditor and management's response to such reports.

             4. Recommend to the Board whether the financial statements should be included in the Annual Report on Form 10-K.

             5. Review with financial management and the independent auditors the quarterly report on Form 10-Q prior to its filing.

             6 Review earnings press releases with management prior to dissemination.

             7. Discuss with management financial information and earnings guidance provided to analysts and rating agencies.

          B. Independent Accountants

             1. Appoint, approve the compensation of, and provide oversight of the Company's independent auditor, including the removal of the Company's independent auditors. The independent auditors shall report directly to the Committee, and the Committee shall oversee the resolution of any disagreements between management and the independent auditors.

             2. On an annual basis, (a) review and evaluate the qualifications and performance of the independent auditors, and (b) review and discuss with the independent auditors all significant relationships the auditors have with the Company to determine the auditors' objectivity and independence, undertaking or recommending appropriate action to ensure and continue that independence.

             3. Administer the Company's Policy Regarding the Approval of Audit and Nonaudit Services Provided by the Independent Auditor.

             4. Review the independent auditors' attestation and report on management's internal control report, and hold timely discussions with the independent auditors regarding:

                (a) All critical accounting policies and practices;

                (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor;

                (c) Other material written communications between the independent auditor and management including, but not limited to, management letter and schedule of unadjusted differences; and

                (d) An analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant reporting issues and judgments made in connection with the preparation of the financial statements.

             5. At least annually, obtain and review a report by the independent auditor describing:

                (a) The firm's internal quality control procedures;

                (b) Any material issues raised by the most recent internal quality-control review, peer review or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and

                (c) All relationships between the independent auditor and the Company.

             C. Financial Reporting Processes

                1. Review the integrity of the Company's financial reporting process, both internal and external, giving consideration to consultation with management, the independent accountants and the internal auditor.

                2. Consider and approve, as appropriate, major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants, management or the internal auditor.

                3. Review and approve all related party transactions.

                4. Establish and maintain procedures for the receipt, retention and treatment of complaints regarding accounting, or auditing matters, including procedures necessary to receive and respond to confidential and anonymous submissions by Company colleagues regarding questionable accounting or auditing matters.

             D. Internal Audit

                1. Review activities, organizational structure and qualifications of the Company's internal audit department.

                2. Periodically review the head of the Company's internal audit department and any significant difficulties, disagreements with management or scope restrictions encountered in the course of that department's work.

             E. Ethical and Legal Compliance

                1. Review Tower Automotive, Inc.'s Mission, Vision, Values, Goals, and Compliance Policies, including its Code of Business Conduct and Ethics, approved by the Board of Directors, to ensure that management has maintained a system to comply with expected ethical and legal requirements.

                2. Review, with the Company's counsel, legal compliance matters including corporate securities trading policies.

                3. Review, with the Company's counsel, any legal matter that could have a significant impact on the Company's financial statements.

                4. Discuss the Company's major financial and accounting risk exposures and steps taken by management to control or mitigate those exposures.

             F. Other

                1. Review with the independent auditors, the internal auditing department and management the extent to which changes or improvement in financial or accounting practices, as approved by the Audit Committee, have been implemented.

                2. Prepare the report that the SEC requires to be included in the Company's annual Proxy Statement.

                3. Perform an annual self-assessment relative to the Audit Committee's purpose, duties and responsibilities set forth in this Charter.

                4. To the extent it deems appropriate, and with or without full Board approval, obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to perform its duties and responsibilities.

                5. Perform any other activities consistent with this Charter, the Company's Bylaws and governing law, as the Audit Committee or the Board of Directors deems necessary or appropriate.

         TOWER AUTOMOTIVE, INC.                    PROXY/VOTING INSTRUCTION CARD
         -----------------------------------------------------------------------

P        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE
R        ANNUAL MEETING ON MAY 21, 2003.
O
X        The undersigned hereby appoints S.A. Johnson and D.K. Campbell, or
Y either of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Tower Automotive, Inc. to be held on May 21, 2003 at 1:00 p.m., Eastern Time, and at any adjournments thereof, and to vote as specified in this Proxy all the shares of stock of the Company which the undersigned would be entitled to vote if personally present.

         Your vote with respect to the election of Directors and the other proposals may be indicated on the reverse.

         Nominees for Directors are: S.A. Johnson, D.K. Campbell, A.G. Fernandes, J.M. Geissinger, Ali Jenab, Joe Loughrey, J.R. Lozelle, G.R. Nelson, E. Zambrano.

         YOUR VOTE IS IMPORTANT! PLEASE SIGN AND DATE ON THE REVERSE AND RETURN PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.


         =======================================================================

         Comments
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



    PLEASE MARK YOUR    |                                               |  1887
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    EXAMPLE.

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS.

--------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF DIRECTORS.
--------------------------------------------------------------------------------

                  FOR     WITHHELD     2. In their discretion, the Proxies are
1. Election of    [ ]       [ ]           authorized to vote upon such other
   Directors                              business as may properly come before
  (See reverse)                           the meeting.


For, except vote withheld from the following Nominee(s):

--------------------------------------------------------

                                                            Change of
                                                            Address/Comments [ ]
                                                            on reverse side.

                                             Please sign exactly as name appears
                                             hereon. Joint owners should each
                                             sign. When signing as attorney,
                                             executor, administrator, trustee,
                                             guardian, officer, general partner,
                                             etc., please give full title as
                                             such.


                                             -----------------------------------


                                             -----------------------------------
                                             SIGNATURE(S)               DATE


--------------------------------------------------------------------------------
                            o FOLD AND DETACH HERE o



                             TOWER AUTOMOTIVE, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                       Wednesday, May 21, 2003 at 1:00 PM
                        Tower Automotive Technical Center
                               27175 Haggerty Road
                                 Novi, Michigan



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